UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
May 5, 2020
_______________________________________
PLURALSIGHT, INC.
(Exact name of registrant as specified in its charter)
_______________________________________

Delaware	001-38498	82-3605465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

182 North Union Avenue
Farmington, Utah 84025
(Address of principal executive offices)

(801) 784-9007
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001, par value	PS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of stockholders (the "Annual Meeting") of Pluralsight, Inc. (the "Company" or "our") was held on May 5, 2020. The Annual Meeting was a virtual meeting held over the Internet via live webcast. Present at the Annual Meeting in person or by proxy were holders of 253,104,869 shares of the Company’s common stock, representing 93% of the voting power of the shares of Common Stock as of March 9, 2020, the record date for the Meeting, and constituting a quorum for the transaction of business.
The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.	To elect four Class II directors to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to earlier resignation or removal;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020;

3.	To conduct an advisory non-binding vote to approve the compensation of our named executive officers; and

4.	To conduct an advisory non-binding vote on the frequency of future advisory votes to approve the compensation of our named executive officers.

For more information about the forgoing proposals, see the Company’s proxy statement filed with the Securities and Exchange Commission on March 18, 2020.

The vote with respect to each of the proposals are as follows:

Proposal 1: Election of Directors

Nominee:	For:	Withheld:	Broker Non-Votes:
Arne Duncan	220,202,825	23,134,873	9,767,171
Leah Johnson	220,393,197	22,944,501	9,767,171
Frederick Onion	220,198,524	23,139,174	9,767,171
Karenann Terrell	209,563,986	33,773,712	9,767,171

Based on the votes set forth above, each director nominee was duly elected to serve until the 2023 annual meeting of stockholders and until his respective successor is duly elected and qualified or until her or his earlier death, resignation or removal.

Proposal 2: To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

For:	Against:	Abstain:
252,741,877	354,837	8,155

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

Proposal 3: To conduct an advisory non-binding vote to approve the compensation of our named executive officers.

For:	Against:	Abstain:	Broker Non-Votes:
240,955,316	2,175,551	206,831	9,767,171

Based on the votes set forth above, the stockholders approved, on an advisory non-binding basis, the compensation of our named executive officers.

Proposal 4: To conduct an advisory non-binding vote on the frequency of future advisory votes to approve the compensation of our named executive officers.

One Year:	Two Years:	Three Years:	Abstain:	Broker Non-Votes
242,357,636	14,088	740,035	225,939	9,767,171

Based on the votes set forth above, the stockholders approved, on an advisory non-binding basis, the one year frequency of future advisory votes to approve the compensation of our named executive officers.

In accordance with the recommendation of our board of directors, the Company’s stockholders approved, on an advisory basis, one year as the frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers. In light of such approval, the Company intends to hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis until the next required vote on the frequency of holding an advisory vote to approve named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pluralsight, Inc.

Date:	May 6, 2020	By:	/s/ Matthew Forkner
Matthew Forkner
Chief Legal Officer and Corporate Secretary

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